                                                                    EXHIBIT 99.3

                       IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                  SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending November 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $ 5,839,337.26

RECEIPTS:
     1. Receipts from Operations                                                   $           --
     2. Other Receipts                                                             $    10,000.00
                                                                                   --------------

TOTAL RECEIPTS                                                                     $    10,000.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $           --
         b. Others                                                                 $           --
     4. Taxes
         a. Federal Income Taxes                                                   $           --
         b. FICA Withholdings                                                      $           --
         c. Employee's withholdings                                                $           --
         d. Employer's FICA                                                        $           --
         e. Federal Unemployment Taxes                                             $           --
         f. State Income Tax                                                       $           --
         g. State Employee withholdings                                            $           --
         h. All other state taxes                                                  $           --

     5. Necessary Expenses
         a. Rent or mortgage payment(s) (Paid by Parent or Affiliate)              $           --
         b. Utilities                                                              $           --
         c. Insurance                                                              $           --
         d. Merchandise bought for manufacture or sell                             $           --
         e. Other necessary expenses
             Office Expenses                                                       $           --
                                                                                   --------------

TOTAL DISBURSEMENTS                                                                $           --
Less:  Disbursements paid by Parent or Affiliates                                  $           --
                                                                                   --------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $           --

                                                                                   --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $    10,000.00

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                             $           --
                                                                                   --------------

ENDING BALANCE IN Bank of America 3751607047                                       $ 5,002,854.44
ENDING BALANCE IN Bank of America 3751567556                                       $   503,099.47
ENDING BALANCE IN Bank of America 2591500124                                       $   296,982.53
ENDING BALANCE IN 00-2662-5 Bank West                                              $     1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                               $       383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                               $     1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                       $    31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                       $     7,582.95
ENDING BALANCE IN Bank of the West                                                 $        39.06
ENDING BALANCE IN Mexico Bills                                                     $        35.87
ENDING BALANCE IN Merrill Lynch                                                    $     4,876.15

                                                                                   --------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $ 5,849,337.26
                                                                                   ==============


                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending November 30, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047

     DATE RECEIVED                            DESCRIPTION                        AMOUNT
     -------------                            -----------                     -----------
        11/08/01         Proceeds from sale of NetNet Germany                 $ 10,000.00

                                                                              -----------
                                                                              $ 10,000.00
                                                                              ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending November 30, 2001

STATEMENT OF INVENTORY

    Beginning Inventory                         $  --
    Add: purchases                              $  --
    Less: goods sold                            $  --
                                                -----
                                                -----
    Ending inventory                            $  --
                                                =====
                                                =====

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period               $  --
    Payroll taxes due but unpaid                $  --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                        Date regular              Amount of               Number of               Amount of
 Name of Creditor/Lessor               Payment is due          Regular payment        Payments Delinquent     Payments Delinquent
------------------------               --------------          ---------------        -------------------     -------------------
Waterton Printers Square                   Monthly               $  12,784.41                 0                  $         --
One Wilshire Arcade                        Monthly               $  24,965.68                 1                  $  24,965.68


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                         For the Month Ending November 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY             INTERCOMPANY              TOTAL
                                                                 --------------------------------------------------------------
               Beginning of month balance                        $100,510,877.06           $119,099.49          $100,629,976.55
               Add: sales on account                             $            --           $        --          $            --
               Less: customer credits                            $   (418,580.36)          $        --          $   (418,580.36)
               Add: intercompany activity                                                  $        --          $            --
               Less: collections                                 $            --           $        --          $            --
               Less: offsets                                     $            --           $        --          $            --
               Less: application of customer deposits                                      $        --          $            --
                                                                 --------------------------------------------------------------
               End of month balance                              $100,092,296.70           $119,099.49          $100,211,396.19
                                                                 ==============================================================

 0-30 Days    31-60 Days        61-90 Days           Over 90 Days                End of Month Total
----------    ----------        ----------         -----------------            -------------------
$  --            $  --            $  --            $  100,092,296.70            $  100,092,296.70


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                    3RD PARTY              INTERCOMPANY              TOTAL
                                                                 --------------------------------------------------------------
               Beginning of month balance                        $    534,436.18           $7,573,105.38        $  8,107,541.56
               Add: sales on account**                           $        674.48           $        --          $        674.48
               Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate  $            --           $        --          $            --
                  Net cash advanced by Parent or Affiliate       $            --           $        --          $            --
                  Credit extended by Parent or Affiliate         $            --           $        --          $            --
                  Amounts collected on behalf of Affiliate       $            --           $        --          $            --
               Less: payments                                                              $        --          $            --
                                                                 --------------------------------------------------------------
               End of month balance                              $    535,110.66           $7,573,105.38        $  8,108,216.04
                                                                 ==============================================================

0-30 Days              31-60 Days             61-90 Days              Over 90 Days          End of Month Total
---------            ------------            ------------            -------------          ------------------
$  674.48            $  38,588.64            $  11,411.36            $  484,436.18            $  535,110.66

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of November 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending November 30, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.     Federal income taxes                     Yes (X)                         No ( )

       2.     FICA withholdings                        Yes (X)                         No ( )

       3.     Employee's withholdings                  Yes (X)                         No ( )

       4.     Employer's FICA                          Yes (X)                         No ( )

       5.     Federal unemployment taxes               Yes (X)                         No ( )

       6.     State income tax                         Yes (X)                         No ( )

       7.     State employee withholdings              Yes (X)                         No ( )

       8.     All other state taxes                            See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                    /s/ Henry C. Lyon
                                                    ----------------------------
                                                    For the Debtor In Possession

                                                    Henry C. Lyon
                                                    Designated Officer


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending December 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $ 5,849,337.26

RECEIPTS:
     1. Receipts from Operations                                                   $           --
     2. Other Receipts                                                             $           --
                                                                                   --------------

TOTAL RECEIPTS                                                                     $           --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $           --
         b. Others                                                                 $           --
     4. Taxes
         a. Federal Income Taxes                                                   $           --
         b. FICA Withholdings                                                      $           --
         c. Employee's withholdings                                                $           --
         d. Employer's FICA                                                        $           --
         e. Federal Unemployment Taxes                                             $           --
         f. State Income Tax                                                       $           --
         g. State Employee withholdings                                            $           --
         h. All other state taxes                                                  $           --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)
         b. Utilities                                                              $           --
         c. Insurance                                                              $           --
         d. Merchandise bought for manufacture or sell                             $           --
         e. Other necessary expenses
             Professional fees                                                     $    60,694.43
             Record Storage Fees                                                   $     1,282.96
                                                                                   --------------

TOTAL DISBURSEMENTS                                                                $    61,977.39
Less:  Disbursements paid by Parent or Affiliates                                  $   (61,977.39)
                                                                                   --------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $           --

                                                                                   --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $           --

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                             $           --
                                                                                   --------------

ENDING BALANCE IN Bank of America 3751607047                                       $ 5,002,854.44
ENDING BALANCE IN Bank of America 3751567556                                       $   503,099.47
ENDING BALANCE IN Bank of America 2591500124                                       $   296,982.53
ENDING BALANCE IN 00-2662-5 Bank West                                              $     1,067.05
ENDING BALANCE IN CNSC-Merrill Lynch                                               $       383.40
ENDING BALANCE IN CNSC-SW Bank of TX                                               $     1,365.58
ENDING BALANCE IN CNSC Tax Acct-Bank of West                                       $    31,050.76
ENDING BALANCE IN Int Transfer-Cash Transfer                                       $     7,582.95
ENDING BALANCE IN Bank of the West                                                 $        39.06
ENDING BALANCE IN Mexico Bills                                                     $        35.87
ENDING BALANCE IN Merrill Lynch                                                    $     4,876.15

                                                                                   --------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $ 5,849,337.26
                                                                                   ==============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending December 31, 2001

STATEMENT OF INVENTORY

     Beginning Inventory                             $  --
     Add: purchases                                  $  --
     Less: goods sold                                $  --
                                                     -----
     Ending inventory                                $  --
                                                     =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period                   $  --
     Payroll taxes due but unpaid                    $  --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                     Date regular         Amount of             Number of                   Amount of
  Name of Creditor/Lessor           Payment is due      Regular payment     Payments Delinquent       Payments Delinquent
-------------------------           --------------      ---------------     -------------------       -------------------
Waterton Printers Square                Monthly          $  12,784.41               0                   $         --
One Wilshire Arcade                     Monthly          $  24,965.68               1                   $  24,965.68


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending December 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY               INTERCOMPANY              TOTAL
                                                                 --------------------------------------------------------------
               Beginning of month balance                        $100,092,296.70           $119,099.49          $100,211,396.19
               Add: sales on account                             $            --           $        --          $            --
               Add: customer credits                             $            --           $        --          $            --
               Add: intercompany activity                                                  $        --          $            --
               Less: collections                                 $            --           $        --          $            --
               Less: offsets                                     $            --           $        --          $            --
               Less: application of customer deposits                                      $        --          $            --
                                                                 --------------------------------------------------------------
               End of month balance                              $100,092,296.70           $119,099.49          $100,211,396.19
                                                                 ==============================================================

0-30 Days       31-60 Days         61-90 Days              Over 90 Days             End of Month Total
---------       ----------         ----------            ----------------           ------------------
 $  --            $    --            $     --            $ 100,092,296.70            $ 100,092,296.70


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                    3RD PARTY              INTERCOMPANY              TOTAL
                                                                 --------------------------------------------------------------
               Beginning of month balance                        $    535,110.66           $7,573,105.38        $  8,108,216.04
               Add: sales on account**                           $     61,302.91           $          --        $     61,302.91
               Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate  $    (61,977.39)          $   61,977.39        $            --
                  Net cash advanced by Parent or Affiliate       $            --           $          --        $            --
                  Credit extended by Parent or Affiliate         $            --           $          --        $            --
                  Amounts collected on behalf of Affiliate       $            --           $          --        $            --
               Less: payments                                    $            --           $          --        $            --
                                                                 --------------------------------------------------------------
               End of month balance                              $    534,436.18           $7,635,082.77        $  8,169,518.95
                                                                 ==============================================================

0-30 Days       31-60 Days         61-90 Days              Over 90 Days             End of Month Total
---------       ----------        -----------            ----------------           ------------------
 $ --             $ --            $ 38,588.64              $ 495,847.54                $ 534,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of December 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending December 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                               See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                    /s/ Henry C. Lyon
                                                    ----------------------------
                                                    For the Debtor In Possession

                                                    Henry C. Lyon
                                                    Designated Officer


                            OPERATING REPORT Page 5